Exhibit 10.2

NINTH WAIVER, AMENDMENT AND FORBEARANCE AGREEMENT

This Ninth Waiver, Amendment and Forbearance Agreement (“Amendment”) is effective as of November 12, 2004 and relates to the Note Agreement dated as of May 12, 2003 (the “Note Agreement”) among NewWest Mezzanine Fund, LP (“NewWest”), KCEP Ventures II, L.P. (“KCEP”), Convergent Capital Partners I, L.P. (“Convergent”), James F. Seifert Management Trust dated October 8, 1992 (the “Trust”) (collectively, the “Purchaser”) and ACT Teleconferencing, Inc. (“Holdings”) and certain subsidiaries of Holdings, as amended.  Other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note Agreement.

Recitals

Holdings has requested that the Purchaser forbear in connection with certain current Events of Default under the Note Agreement, subject to the terms and conditions set forth in this Amendment, and the Purchaser has agreed to such forbearance, amendments and waivers, on the terms and conditions set forth herein.  In addition, Holdings is changing its principal bank relationship from Vectra Bank Colorado, National Association to Silicon Valley Bank which necessitates certain amendments to the Note Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, the parties hereby agree as follows:

1.                                       Waivers and Amendments.

(a)                                  Clause (b) of Section 6.7 of the Note Agreement (Indebtedness) is amended and restated to read as follows:

“(b) the Bank Indebtedness, provided that the total amount of such Bank Indebtedness does not exceed $3.0 million (as reduced by the amount of all principal payments on any term loan portion of the Bank Indebtedness and the amount of all commitment reductions on any revolving loan portion of the Bank Indebtedness)”

(b)                                 Section 7.1 of the Note Agreement (Events of Default) is amended to delete the following sentence, which was added in the Eighth Waiver, Amendment and Forebearance Agreement to the Note Agreement dated August 16, 2004 (the “Eighth Amendment”):

“Notwithstanding the foregoing, if the Bank does not extend the October 30, 2004 maturity date of the Bank Indebtedness, then Holdings’ failure to repay all outstanding Bank Indebtedness on October 30, 2004 (and any default under any other Indebtedness caused by such failure to repay all outstanding Bank Indebtedness on October 30, 2004) shall not be deemed to be an Event of Default until the earlier of (i) the date the Bank or any other person commences any enforcement action under the Bank Agreement or otherwise, or (ii) December 31, 2004.”

Purchasers hereby waive any Event of Default relating to Holdings’ failure to repay all indebtedness owed to Vectra Bank, Colorado National Association on October 30, 2004.

(c)                                  The definition of “Bank” in the Definitions Schedule to the Note Agreement is hereby amended and restated to read:

“Bank,” as of November 15, 2004, means Silicon Valley Bank.

(d)                                 The definition of “Bank Indebtedness” in the Definitions Schedule to the Note Agreement is hereby amended and restated to read:

“Bank Agreement” means the Loan and Security Agreement between the Company and the Bank dated on or about November 15, 2004.

(e)                                  The definition of “Bank Indebtedness” in the Definitions Schedule to the Note Agreement is hereby amended and restated to read:

“Bank Indebtedness” shall mean all Indebtedness to the Bank incurred in connection with the Bank Agreement, so long as the total principal amount of Indebtedness owed to the Bank does not exceed $3.0 million (as reduced by the amount of all principal payments on any term loan portion of the Bank Indebtedness and the amount of all commitment reductions on any revolving loan portion of the Bank Indebtedness).

(f)                                    The definition of “Intercreditor Agreement” in the Definitions Schedule to the Note Agreement is hereby amended and restated to read:

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of November 15, 2004, among the Bank and the Purchaser, setting forth the rights and obligations of the parties as to payments upon the Bank Indebtedness and the Note.

(g)                                 The Purchasers hereby waive any Event of Default relating to Holdings’ failure to raise $2.5 million in equity financing by September 30, 2004.

2.                                       Forbearance.  The Specified Defaults attached as Exhibit A to the Eighth Amendment are hereby amended to add the failure to engage an investment banker as required by Section 3(a) of the Eighth Amendment by September 30, 2004.  The Purchaser hereby confirms that, so long as Holdings and Services comply with all terms and conditions of the Note Agreement, as amended by this Amendment (other than the Specified Defaults set forth in Exhibit A to the Eighth Amendment, as amended by this Amendment), the Purchaser agrees to forbear, until December 31, 2004, from (i) accelerating or demanding immediate payment of the Obligations, and (ii) exercising remedies against Borrower under the Note Agreement.  Such agreement to forbear is effective only for such Specified Defaults and not for any other defaults of covenants or obligations so listed by Purchaser or for any time periods not so listed by Purchaser.

3.                                      Covenants of Holdings and Services.  Holdings and Services agree that Borrower will reimburse the Purchaser for all reasonable expenses in connection with this Amendment within 10 days of receiving notice from the Purchaser of such expenses.

4.                                       Conditions to Effectiveness.  The effectiveness of this Amendment is expressly conditioned upon (i) Holdings and Borrower delivering to the Purchaser this Amendment duly executed by Holdings, Borrower, the Co-Borrowers (ACT VideoConferencing, Inc., ACT Proximity, Inc., and ACT

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Research, Inc.), and the Principals; (ii) evidence satisfactory to the Purchaser that all events of default under any other promissory notes or loan agreements have been waived and such Amendments are in full force and effect; and (iii) repayment by Holdings of all amounts owed to Vectra Bank Colorado, National Association and termination of the Revolving Credit and Term Loan Agreement between the Company and Vectra Bank Colorado, National Association, dated as of 0ctober 16, 2002.

5.                                       Reaffirmation of Financing Documents.  All terms, conditions and provisions of the Note Agreement and the other Financing Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged, except as specifically amended by this Amendment.  All covenants, representations and warranties of Holdings and Borrower in this Amendment shall survive the closing and delivery of this Amendment.  The Events of Default specified in the Note Agreement shall continue to be the events of default under the Note.  The Purchaser’s remedies with respect to the occurrence of an Event of Default shall continue to be as set forth in the Note Agreement and in the Financing Documents.

6.                                       Representations and Warranties.  Holdings and Borrower represent and warrant to the Purchaser that (i) they have full power and authority to consummate this Amendment and the execution and delivery by Holdings of this Amendment have been duly and properly made and authorized, (ii) this Amendment and the Financing Documents to which Holdings and Borrower are a party each constitutes a valid and binding obligation of Holdings and Borrower, enforceable against Holdings and Borrower in accordance with its respective terms, (iii) the execution and delivery of this Amendment will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under Holdings and Borrower’s articles of incorporation or bylaws or any indenture or other agreement or instrument to which Holdings or Borrower is a party or by which they may be bound or result in the imposition of any Liens or encumbrances on any of its property (other than as contemplated in the other Financing Documents and as contemplated hereby), (iv) no approval, consent or withholding of objection on the part of any regulatory body, federal, state or local, is necessary in connection with the execution and delivery by Holdings of this Amendment, (v) Holdings and Borrower have no defense, offset or counterclaim with respect to the payment of any sum owed to the Purchaser, or with respect to the performance or observance of any warranty or covenant contained in the Financing Documents, and the Purchaser has performed all obligations and duties owed to Holdings and Borrower through the date of this Amendment, and (vi) other than the Specified Defaults, as amended by this Amendment, there is no Default or Event of Default.

7.                                       General Release.  In consideration of, among other things, the Amendment provided for herein, each of Holdings, Borrower and the Principals, on behalf of itself and its stockholders and other Affiliates and their successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including, without limitation, cross claims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Purchaser and any of their affiliates, partners, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Amendment.  In entering into this Amendment, Holdings,

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Borrower and the Principals have consulted with and been represented by counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section shall survive the termination of the Note Agreement and the other Financing Documents and payment in full of the Obligations.

8.                                       Governing Law.  This Amendment and all matters concerning this Amendment shall be governed by the laws of the State of Colorado for contracts entered into and to be performed in such state without regard to principles of conflicts of laws.

9.                                       Entire Agreement.  Except as modified by this Amendment, the Note Agreement and the Financing Documents remain in full force and effect.  The Note Agreement, together with the other Financing Documents, embody the entire agreement and understanding among the parties to this Amendment, and supersedes all prior agreements and understandings among the parties relating to the subject matter of the Note Agreement and the Financing Documents as modified by this Amendment.

10.                                 Counterparts; Telecopy Execution.  This Amendment may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart.  Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month and year first above written.

HOLDINGS: ACT Teleconferencing, Inc.

By	/s/ Gene Warren
Its	CEO

BORROWER/SERVICES: ACT Teleconferencing Services, Inc.

By	/s/ Gene Warren
Its	CEO

CO-BORROWER: ACT VideoConferencing, Inc.

By	/s/ Gene Warren
Its	CEO

CO-BORROWER: ACT Proximity, Inc.

By	/s/ Gene Warren
Its	CEO

CO-BORROWER: ACT Research, Inc.

By	/s/ Gene Warren
Its	CEO

PRINCIPALS:

/s/ Gene Warren
Gene Warren

Gerald D. Van Eeckhout

Accepted as of the date of this Amendment:

INVESTORS:

NEWWEST MEZZANINE FUND LP
By Touchstone Capital Group LLLP, General Partner

/s/ David L. Henry
David L. Henry, Managing General Partner

KCEP VENTURES II, L.P.
By KCEP II., LC, General Partner

Terry Matlack, Managing Director

CONVERGENT CAPITAL PARTNERS I, L.P.
By Convergent Capital, LLC, General Partner

Keith S. Bares, Executive Vice President

JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992
By James F. Seifert and Nancy L. Seifert, as Trustees and not individually

James F. Seifert, Trustee

Nancy L. Seifert, Trustee

Accepted as of the date of this Amendment:

INVESTORS:

NEWWEST MEZZANINE FUND LP
By Touchstone Capital Group LLLP, General Partner

David L. Henry, Managing General Partner

KCEP VENTURES II, L.P.
By KCEP II, LC, General Partner

/s/ Terry Matlack
Terry Matlack, Managing Director

CONVERGENT CAPITAL PARTNERS I, L.P.
By Convergent Capital, LLC, General Partner

Keith S. Bares, Executive Vice President

JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992
By James F. Seifert and Nancy L. Seifert, as Trustees and not individually

James F. Seifert, Trustee

Nancy L. Seifert, Trustee

Accepted as of the date of this Amendment:

INVESTORS:

NEWWEST MEZZANINE FUND LP
By Touchstone Capital Group LLLP, General Partner

David L. Henry, Managing General Partner

KCEP VENTURES II, L.P.
By KCEP II, LC, General Partner

Terry Matlack, Managing Director

CONVERGENT CAPITAL PARTNERS I, L.P.
By Convergent Capital, LLC, General Partner

/s/ Keith S. Bares
Keith S. Bares, Executive Vice President

JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992
By James F. Seifert and Nancy L. Seifert, as Trustees and not individually

James F. Seifert, Trustee

Nancy L. Seifert, Trustee

/s/ James F. Seifert
James F. Seifert, Trustee

/s/ Nancy L. Seifert
Nancy L. Seifert, Trustee